UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04722

                             FMI Mutual Funds, Inc.
                             ----------------------

               (Exact name of registrant as specified in charter)

                           100 East Wisconsin Avenue,
                                   Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                           100 East Wisconsin Avenue,
                                   Suite 2200
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                                 JUNE 30, 2005
                              FMI Provident Trust
                                 Strategy Fund

                             A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund
                                                                   July 28, 2005
Dear Fellow Shareholders:

  As detailed in the accompanying letter from your portfolio manager, Scott Harkness, the FMI Provident Trust Strategy Fund enjoyed a strong fiscal year ended June 30, 2005. During this 12-month stretch, the U.S. economy performed in an admirable fashion also, with GDP growth in excess of 3%, and stronger in the first half of calendar 2005 than most pundits had forecasted. Using a nautical analogy, "the wind has been in our sails" for the last couple of years, with regard to economic growth. However, the likelihood that the rate of growth will continue at the strong pace we have experienced for the last eighteen months is, in our opinion, unlikely. We foresee a slowdown in nominal GDP growth in the next twelve months, as the effect of interest rate hikes, oil price increases, and a consumer that has significantly leveraged his balance sheet, begins to weigh on economic growth.

  For his part, Chairman Greenspan has signaled his desire to begin to slow the rate of growth, with nine increases in short-term rates. Interestingly, while the Fed has moved 3-Month Treasury Bills up by 91 basis points since the first of the year, the 30-Year Treasury has actually declined by 64 basis points, from 4.83% to 4.19% at the end of June. In bond parlance, the yield curve has flattened significantly. Historically, a flattening yield curve has forecasted, at least, a slowing economy - and in many instances, a recession.

  In this environment, we believe that stock selection will be paramount. As Scott details in his letter, the focus is on owning high-quality companies with strong revenue and earnings growth that can weather the environment we foresee for the next twelve months. We believe that the current portfolio is ideally suited to this type of environment.

  As always, we thank all of you shareholders for your continued confidence and ownership in the FMI Funds, and believe that the long-term prospects for the Funds are excellent.

Sincerely,

/s/Ted D. Kellner
Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Provident Trust Strategy Fund

                                                                   July 15, 2005
Dear Shareholder,

  FMI Provident Trust Strategy Fund gained +16.96% for the 2005 fiscal year ended June, outperforming the S&P 500's +6.32% gain. Our focused portfolio of 20 stocks outperformed, thanks to our over-weighted allocation to housing (Toll Brothers, Inc. and Countrywide Financial Corp.) and new positions (Express Scripts, Inc., Apache Corp. and Chicago Mercantile Exchange Holdings Inc.).

  Profit margins are at peak levels, making future earnings gains largely dependent on revenue growth, so we are attempting to "stack the deck" in your favor with fast growers at reasonable valuations. We contend stocks with a 2005 S&P 500 P/E of 17x are attractive compared to bonds at 25x and money market at 30x (calculated by inverting the yield). Within the stock market, we favor large company growth names like Dell Inc., Medtronic, Inc. and Walgreen Co., where earnings doubled over the past five years while the stock prices were stagnant.

  As of July 28, 2005 our Board of Directors declared a distribution of $0.2316 per share from net long-term capital gains, payable July 29, 2005, to shareholders of record on July 27, 2005.

  We believe FMI Provident Trust Strategy Fund is positioned to benefit in a slow nominal GDP growth and sluggish profits environment. As always, we will flexibly realign the Fund to reflect changes in our economic, valuation and company-specific outlook.

Best regards,

/s/J. Scott Harkness
J. Scott Harkness, CFA
Portfolio Manager

FMI Provident Trust Strategy Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2005

  FMI Provident Trust Strategy Fund's fiscal year 2005 out-performance to the S&P 500 was due to our focus on persistent growth stocks, along with several successful cyclical portfolio positions. Ameritrade Holding Corp., Apache Corp., Chicago Mercantile Exchange Holdings Inc., Express Scripts, Inc., Jacobs Engineering Group Inc. and Toll Brothers, Inc. were top contributors. Illinois Tool Works Inc. and Biomet, Inc. were notable underperformers.

  Significant portfolio purchases include: Affiliated Computer Services, Inc., Apache Corp., Biomet, Inc., Dell Inc., Express Scripts, Inc., and Fastenal Co. Sold/Reduced: Ameritrade Holding Corp., Countrywide Financial Corp., Fifth Third Bancorp, Franklin Resources, Inc., Toll Brothers, Inc. and Zimmer Holdings, Inc.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     FMI PROVIDENT TRUST STRATEGY FUND*<F1> AND STANDARD &POOR'S 500 STOCK
                                  INDEX**<F2>

                             FMI Provident        Standard & Poor's 500
        Date            Trust Strategy Fund*<F1>    Stock Index**<F2>
        ----            -----------------------     -----------------
        6/30/95                  $10,000                  $10,000
        6/30/96                  $12,540                  $12,610
        6/30/97                  $16,064                  $16,986
        6/30/98                  $21,413                  $22,132
        6/30/99                  $26,060                  $27,156
      6/30/2000                  $31,480                  $29,112
      6/30/2001                  $22,977                  $24,794
      6/30/2002                  $19,375                  $20,334
      6/30/2003                  $18,900                  $20,386
      6/30/2004                  $23,764                  $24,282
      6/30/2005                  $27,794                  $25,817

                          AVERAGE ANNUAL TOTAL RETURN

                 1-Year         5-Year        10-Year
                 ------         ------        -------
                +16.96%         -2.46%        +10.78%

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*<F1> For the 1996-2000 fiscal years, Resource Capital Advisers, Inc. was the Fund's investment adviser. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser.

          For the 1996-2001 fiscal years and through January 31, 2002, the portfolio manager for the Fund was Palm Beach Investment Advisers, LLC. From February 1, 2002 through September 8, 2002, Fiduciary Management, Inc. was the Fund's portfolio manager and beginning September 9, 2002, Provident Trust Company became the Fund's portfolio manager.
**<F2> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Provident Trust Strategy Fund
COST DISCUSSION

As a shareholder of the FMI Provident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

            SECTOR ALLOCATION

Retail Trade                       17.1%
Finance                            11.0%
Health Technology                  10.8%
Technology Services                 7.9%
Producer Manufacturing              7.7%
Health Services                     7.5%
Energy Minerals                     5.3%
Commercial Services                 4.9%
Consumer Durables                   4.8%
Electronic Technology               4.2%
Industrial Services                 8.0%
Transportation                      4.0%
Cash & Cash Equivalents            10.8%

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                    Beginning Account          Ending Account         Expenses Paid During
                                                      Value 1/01/05            Value 6/30/05       Period*<F3> 1/01/05-6/30/05
                                                      -------------            -------------       ---------------------------
FMI Provident Trust Strategy Fund Actual $1,000         $1,000.00                $1,075.80                    $6.17
Hypothetical (5% return before expenses)                $1,000.00                $1,018.84                    $6.01


*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period between January 1, 2005 and June 30, 2005).

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
June 30, 2005

       SHARES                                         COST            VALUE
       ------                                         ----            -----
COMMON STOCKS -- 89.2% (A)<F5>
COMMERCIAL SERVICES SECTOR -- 4.9%
----------------------------------
            PERSONNEL SERVICES -- 4.9%
    24,000  Manpower Inc.                          $ 1,075,781    $   954,720

CONSUMER DURABLES SECTOR -- 4.8%
--------------------------------
            HOMEBUILDING -- 4.8%
     9,200  Toll Brothers, Inc.*<F4>                   263,089        934,260

ELECTRONIC TECHNOLOGY SECTOR -- 4.2%
------------------------------------
            COMPUTER PROCESSING HARDWARE -- 4.2%
    21,000  Dell Inc.*<F4>                             846,722        829,710

ENERGY MINERALS SECTOR -- 5.3%
------------------------------
            OIL & GAS PRODUCTION -- 5.3%
    16,000  Apache Corp.                               850,040      1,033,600

FINANCE SECTOR -- 11.0%
-----------------------
            INVESTMENT BANKS/BROKERS -- 7.8%
    31,000  Ameritrade Holding Corp.*<F4>              342,234        576,290
     3,200  Chicago Mercantile
              Exchange Holdings Inc.                   616,128        945,600
                                                   -----------    -----------
                                                       958,362      1,521,890
            INVESTMENT MANAGERS -- 3.2%
    10,000  T. Rowe Price Group Inc.                   491,919        626,000

HEALTH SERVICES SECTOR -- 7.5%
------------------------------
            HEALTH INDUSTRY SERVICES -- 3.9%
    15,000  Express Scripts, Inc.*<F4>                 558,475        749,700

            HOSPITAL/NURSING MANAGEMENT -- 3.6%
    27,000  Health Management Associates, Inc.         551,743        706,860

HEALTH TECHNOLOGY SECTOR -- 10.8%
---------------------------------
            MEDICAL SPECIALTIES -- 10.5%
    40,000  Biomet, Inc.                             1,571,992      1,385,600
    13,000  Medtronic, Inc.                            641,297        673,270
                                                   -----------    -----------
                                                     2,213,289      2,058,870
            PHARMACEUTICALS: MAJOR -- 0.3%
     2,100  Pfizer Inc.                                 13,770         57,918

INDUSTRIAL SERVICES SECTOR -- 4.0%
----------------------------------
            ENGINEERING & CONSTRUCTION -- 4.0%
    13,800  Jacobs Engineering Group Inc.*<F4>         543,917        776,388

   SHARES OR
   PRINCIPAL
     AMOUNT                                             COST          VALUE
     ------                                             ----          -----
PRODUCER MANUFACTURING SECTOR -- 7.7%
-------------------------------------
            INDUSTRIAL MACHINERY -- 3.6%
     9,000  Illinois Tool Works Inc.               $   792,441    $   717,120

            MISCELLANEOUS MANUFACTURING -- 4.1%
    18,600  Pentair, Inc.                              568,975        796,266

RETAIL TRADE SECTOR -- 17.1%
----------------------------
            DRUGSTORE CHAINS -- 4.0%
    17,000  Walgreen Co.                               591,164        781,830
            HOME IMPROVEMENT CHAINS -- 13.1%
    20,000  Fastenal Co.                             1,095,924      1,225,200
    23,000  Lowe's Companies, Inc.                   1,209,946      1,339,060
                                                   -----------    -----------
                                                     2,305,870      2,564,260
TECHNOLOGY SERVICES SECTOR -- 7.9%
----------------------------------
            DATA PROCESSING SERVICE -- 7.9%
    30,000  Affiliated Computer
              Services, Inc.*<F4>                    1,543,492      1,533,000

TRANSPORTATION SECTOR -- 4.0%
-----------------------------
            TRUCKING -- 4.0%
    40,000  Heartland Express, Inc.                    762,156        777,200
                                                   -----------    -----------
                Total common stocks                 14,931,205     17,419,592

SHORT-TERM INVESTMENTS -- 10.3% (A)<F5>
            VARIABLE RATE DEMAND NOTES -- 10.3%
  $600,000  American Family Financial
              Services, 2.95%                          600,000        600,000
   812,868  U.S. Bank, N.A., 3.08%                     812,868        812,868
   600,000  Wisconsin Corporate Central
              Credit Union, 3.00%                      600,000        600,000
                                                   -----------    -----------
                Total short-term
                  investments                        2,012,868      2,012,868
                                                   -----------    -----------
                Total investments                  $16,944,073     19,432,460
                                                   -----------
                                                   -----------
            Cash and receivables, less
              liabilities -- 0.5% (A)<F5>                             101,519
                                                                  -----------
                NET ASSETS                                        $19,533,979
                                                                  -----------
                                                                  -----------
                Net Asset Value Per Share
                  ($0.01 par value, 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($19,533,979 / 2,749,705
                  shares outstanding)                             $      7.10
                                                                  -----------
                                                                  -----------
          *<F4>     Non-income producing security.
          (A)<F5>   Percentages for the various classifications relate to net
                    assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2005

INCOME:
     Dividends                                                   $   69,303
     Interest                                                        40,399
                                                                 ----------
          Total income                                              109,702
                                                                 ----------
EXPENSES:
     Management fees                                                 89,001
     Professional fees                                               31,682
     Administrative services                                         26,351
     Transfer agent fees                                             20,406
     Registration fees                                               16,761
     Insurance expense                                               13,693
     Board of Directors fees                                          7,821
     Custodian fees                                                   4,086
     Printing and postage expenses                                    3,290
     Other expenses                                                   3,288
                                                                 ----------
          Total expenses before reimbursement                       216,379
     Less expenses assumed by adviser                               (73,853)
                                                                 ----------
          Net expenses                                              142,526
                                                                 ----------
NET INVESTMENT LOSS                                                 (32,824)
                                                                 ----------
NET REALIZED GAIN ON INVESTMENTS                                    972,661
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                  1,202,596
                                                                 ----------
NET GAIN ON INVESTMENTS                                           2,175,257
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $2,142,433
                                                                 ----------
                                                                 ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2005 and June 30, 2004


                                                                                          2005                   2004
                                                                                      -----------             ----------
OPERATIONS:
     Net investment loss                                                              $   (32,824)            $  (38,659)
     Net realized gain on investments                                                     972,661                794,009
     Change in unrealized appreciation on investments                                   1,202,596                786,403
                                                                                      -----------             ----------
          Net increase in net assets resulting from operations                          2,142,433              1,541,753
                                                                                      -----------             ----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividend from net investment income ($0.00326 per share)                                  --                 (3,767)
     Distribution from net realized gains ($0.49243 per share)                           (686,434)                    --
                                                                                      -----------             ----------
          Total distributions                                                            (686,434)*<F6>           (3,767)*<F6>
                                                                                      -----------             ----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (1,494,440 and 248,482 shares, respectively)           9,881,374              1,515,998
     Net asset value of shares issued in distributions (105,400 and
       553 shares, respectively)                                                          659,146                  3,506
     Cost of shares redeemed (99,059 and 111,481 shares, respectively)                   (649,476)              (672,605)
                                                                                      -----------             ----------
          Net increase in net assets derived from Fund share activities                 9,891,044                846,899
                                                                                      -----------             ----------
          TOTAL INCREASE                                                               11,347,043              2,384,885
NET ASSETS AT THE BEGINNING OF THE YEAR                                                 8,186,936              5,802,051
                                                                                      -----------             ----------
NET ASSETS AT THE END OF THE YEAR                                                     $19,533,979             $8,186,936
                                                                                      -----------             ----------
                                                                                      -----------             ----------


*<F6>     See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)


                                                                                   FOR THE YEARS ENDED JUNE 30,
                                                                    ------------------------------------------------------------
                                                                    2005           2004           2003          2002        2001
                                                                    ----           ----           ----          ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $ 6.56         $ 5.22         $ 6.04        $14.02     $23.59
Income from investment operations:
     Net investment (loss) income (a)<F7>                           (0.02)         (0.03)         (0.02)         0.06      (0.04)
     Net realized and unrealized gains (losses) on investments       1.05           1.37          (0.14)(d)     (1.33)     (5.64)
                                                                                                        <F10>
                                                                   ------         ------         ------        ------     ------
Total from investment operations                                     1.03           1.34          (0.16)        (1.27)     (5.68)
Less distributions:
     Dividends from net investment income                              --          (0.00)*        (0.01)           --         --
                                                                                         <F11>
     Distributions from net realized gains                          (0.49)            --          (0.65)        (6.71)     (3.89)
                                                                   ------         ------         ------        ------     ------
Total from distributions                                            (0.49)         (0.00)*        (0.66)        (6.71)     (3.89)
                                                                                         <F11>
                                                                   ------         ------         ------        ------     ------
Net asset value, end of year                                       $ 7.10         $ 6.56         $ 5.22        $ 6.04     $14.02
                                                                   ------         ------         ------        ------     ------
                                                                   ------         ------         ------        ------     ------
TOTAL RETURN                                                       16.96%         25.74%        (2.45%)      (15.68%)   (27.01%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                               19,534          8,187          5,802         1,765     12,265
Ratio of expenses (after reimbursement) to average
  net assets (b)<F8>                                                1.20%          1.20%          1.21%         1.30%      1.30%
Ratio of net investment (loss) income to average
  net assets (c)<F9>                                               (0.28%)        (0.54%)        (0.54%)        0.65%     (0.12%)
Portfolio turnover rate                                            38.45%         48.76%         51.79%       161.67%    120.34%


(a)<F7> In 2005, 2004, 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In 2001, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F8> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2005, 2004, 2003, 2002 and 2001, as follows: 1.82%, 1.89%, 3.11%, 3.06% and 1.56%, respectively.
(c)<F9> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2005, 2004, 2003, 2002 and 2001, as follows: (0.90%), (1.23%), (2.44%), (1.11%) and (0.38%), respectively.
(d)<F10> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
*<F11>    Amount less than $0.005 per share.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2005

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
      The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of one non-diversified fund - FMI Provident Trust Strategy Fund (the "Fund"). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

      The investment objective of the Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --
      The Fund has entered into a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and a director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets and 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.

      The Adviser entered into a sub-advisory agreement with Provident Trust Company ("PTC") to assist it in the day-to-day management of the Fund. PTC determines which securities will be purchased, retained or sold for the Fund. The Adviser pays PTC a fee equal to 0.60% up to $30,000,000 and 0.50% of the daily net assets over $30,000,000.

      FMI is contractually obligated to reimburse the Fund for expenses over 2.00% of the daily net assets of the Fund. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.2% of the Fund's first $20,000,000 in average daily net assets. The reimbursement increases at specified break points as assets increase. These reimbursements amounted to $73,853 for the year ended June 30, 2005.

      The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of the Fund, 0.1% on the daily net assets of the Fund on the next $20,000,000 and 0.05% on the daily net assets of the Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars.

      Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

      The Fund has entered into a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund's daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended June 30, 2005, no such expenses were incurred.

      In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --
      Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. On July 28, 2005, the Fund distributed $665,289 from net long-term realized gains ($0.2316 per share). The distribution was paid on July 29, 2005 to shareholders of record on July 27, 2005.

(4)  INVESTMENT TRANSACTIONS --
      For the year ended June 30, 2005, purchases and proceeds of sales of investment securities (excluding short-term securities) were $12,677,415 and $3,841,488, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --
      As of June 30, 2005, liabilities of the Fund included the following:

        Payable to FMI for management fees and
          administrative fees                                         $14,186
        Deferred compensation plan for Directors                       12,292
        Other liabilities                                               1,009

(6)  SOURCES OF NET ASSETS --
      As of June 30, 2005 the sources of net assets were as follows:

        Fund shares issued and outstanding                        $16,388,126
        Net unrealized appreciation on investments                  2,488,387
        Undistributed net realized gains on investments               665,287
        Accumulated net investment loss                                (7,821)
                                                                  -----------
                                                                  $19,533,979
                                                                  -----------
                                                                  -----------
(7)  INCOME TAX INFORMATION --
      The following information for the Fund is presented on an income tax basis as of June 30, 2005:

                                     GROSS               GROSS           NET UNREALIZED      DISTRIBUTABLE       DISTRIBUTABLE
                COST OF            UNREALIZED          UNREALIZED         APPRECIATION          ORDINARY           LONG-TERM
              INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS          INCOME          CAPITAL GAINS
              -----------        -------------        ------------       --------------          ------          -------------
              $16,944,073          $2,912,716           $424,329           $2,488,387           $     --            $665,289


   The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

   The tax components of dividends paid during the years ended June 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of June 30, 2005, and tax basis post-October losses as of June 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:



                                           JUNE 30, 2005                                               JUNE 30, 2004
             -------------------------------------------------------------------------       ---------------------------------
                ORDINARY           LONG-TERM          NET CAPITAL                               ORDINARY           LONG-TERM
                 INCOME          CAPITAL GAINS            LOSS            POST-OCTOBER           INCOME          CAPITAL GAINS
             DISTRIBUTIONS       DISTRIBUTIONS         CARRYOVERS            LOSSES          DISTRIBUTIONS       DISTRIBUTIONS
             -------------       -------------        -----------         ------------       -------------       -------------
                $49,207             $637,227          $        --         $         --           $3,764             $      3


      For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended June 30, 2005 which is designated as qualifying for the dividends received deduction is 100.0%, (unaudited).
      For the fiscal year ended June 30, 2005, $49,207 dividends paid by the Fund are subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a rate of 15%. Complete information will be reported in conjunction with the 2005 Form 1099-DIV, (unaudited).

FMI Provident Trust Strategy Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Provident Trust Strategy Fund

  In our opinion, the accompanying statement of net assets of FMI Provident Trust Strategy Fund (a series of FMI Mutual Funds, Inc.) (the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Provident Trust Strategy Fund at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
July 28, 2005

FMI Provident Trust Strategy Fund
DIRECTORS AND OFFICERS


                                                                                                            OTHER
                                     TERM OF           PRINCIPAL                                # OF FUNDS  DIRECTORSHIPS
                          POSITION   OFFICE AND        OCCUPATION(S)                            IN COMPLEX  HELD BY
NAME, AGE                 HELD WITH  LENGTH OF         DURING PAST                               OVERSEEN   DIRECTOR
AND ADDRESS               THE FUND   TIME SERVED       FIVE YEARS                              BY DIRECTOR  OR OFFICER
-----------               --------   -----------       ----------                              -----------  ----------
NON-INTERESTED DIRECTORS
Barry K. Allen, 56        Director   Indefinite Term   Mr. Allen is Executive Vice President of     4       Harley-Davidson
1801 California St.                  since October     Qwest Communications International, Inc.,            Inc., FMI Funds, Inc.
Denver, CO 80202                     2001              (Denver, CO) a global communications                 and FMI Common
                                                       company, since September 2002.  From                 Stock Fund, Inc.
                                                       July 2000 to September 2002, Mr. Allen
                                                       was President of Allen Enterprises, LLC,
                                                       (Brookfield, WI) a private equity investments
                                                       management company he founded after
                                                       retiring from Ameritech (Chicago, IL) in
                                                       July 2000. Mr. Allen had served as an officer
                                                       of Ameritech since 1995, most recently as
                                                       President.

George D. Dalton, 77      Director   Indefinite Term   Mr. Dalton is Chairman and Chief             4       Clark Consulting Inc.,
20825 Swenson Drive                  since October     Executive Officer of NOVO 1 (f/k/a                   FMI Funds, Inc. and
Waukesha, WI  53186                  2001              Call_Solutions.com, Inc.) (Waukesha, WI)             FMI Common Stock
                                                       a privately held company specializing in             Fund, Inc.
                                                       teleservices call centers.  Prior to January
                                                       2000, Mr. Dalton was Chairman of the Board
                                                       and Chief Executive Officer of Fiserv, Inc.
                                                       (Brookfield, WI), and had served in that
                                                       capacity since 1984.
Gordon H.
  Gunnlaugsson, 61        Director   Indefinite Term   Mr. Gunnlaugsson retired from M&I            4       Renaissance Learning
c/o Fiduciary                        since October     Corporation (Milwaukee, WI) . He was                 Systems, Inc., FMI
  Management, Inc.                   2001              employed by M&I Corporation from June 1,             Funds, Inc. and FMI
100 E. Wisconsin Ave.                                  1970 to December 31, 2000 where he most              Common Stock Fund,
Milwaukee, WI 53202                                    recently held the positions of Executive             Inc.
                                                       Vice-President and Chief Financial Officer.

Paul S. Shain, 42         Director   Indefinite Term   Mr. Shain is Chief Executive Officer         4       FMI Funds, Inc. and
5520 Research                        since October     of Berbee Information Networks                       FMI Common Stock
  Park Drive                         2001              (Madison, WI) a leading provider of                  Fund, Inc.
Madison, WI  53711                                     e-business development, infrastructure
                                                       integration and application hosting services,
                                                       and has been employed by such firm in various
                                                       capacities since January 2000. Prior to joining
                                                       Berbee Information Networks, Mr. Shain spent
                                                       12 years at Robert W. Baird & Co., Incorporated
                                                       (Milwaukee, WI), most recently as Managing
                                                       Director and Director of Equity Research.

                                                                                                            OTHER
                                     TERM OF           PRINCIPAL                                # OF FUNDS  DIRECTORSHIPS
                          POSITION   OFFICE AND        OCCUPATION (S)                           IN COMPLEX  HELD BY
NAME, AGE                 HELD WITH  LENGTH OF         DURING PAST                               OVERSEEN   DIRECTOR
AND ADDRESS               THE FUND   TIME SERVED       FIVE YEARS                              BY DIRECTOR  OR OFFICER
-----------               --------   -----------       ----------                              -----------  ----------
INTERESTED DIRECTOR
Donald S.
  Wilson*<F12>, 62        Director   Indefinite Term   Mr. Wilson is Vice Chairman and Treasurer    2       FMI Common Stock
c/o Fiduciary                        Since October     of Fiduciary Management, Inc. which he               Fund, Inc.
  Management, Inc.                   2001              co-founded in 1980.
100 E. Wisconsin Ave.
Milwaukee, WI  53202      Vice-      One Year Term
                          President  Since October
                          and        2001
                          Secretary
OTHER OFFICERS
Ted D. Kellner, 59        President  One Year Term     Mr. Kellner is Chairman of the Board and    N/A      Marshall & Ilsley
c/o Fiduciary             and        Since October     Chief Executive Officer of Fiduciary                 Corporation, FMI
  Management, Inc.        Treasurer  2001              Management, Inc. which he co-founded                 Funds, Inc. and FMI
100 E. Wisconsin Ave.                                  in 1980.                                             Common Stock Fund,
Milwaukee, WI  53202                                                                                        Inc.

Patrick J. English, 44    Vice-      One Year Term     Mr. English is President of Fiduciary       N/A      FMI Funds, Inc. and
c/o Fiduciary             President  Since October     Management, Inc. and has been employed               FMI Common Stock
  Management, Inc.                   2001              by the Adviser in various capacities since           Fund, Inc.
100 E. Wisconsin Ave.                                  December, 1986.
Milwaukee, WI 53202

Kathleen M. Lauters, 53   Chief      At Discretion     Ms. Lauters has been the Fund's Chief       N/A      None
c/o Fiduciary             Compliance of Board          Compliance Officer since September 2004.
  Management, Inc.        Officer    Since September   From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.                2004              Lauters was employed by Strong Capital
Milwaukee, WI 53202                                    Management, most recently as Senior
                                                       Compliance Analyst.

Camille F. Wildes, 52     Vice-      One Year Term     Ms. Wildes is a Vice-President of Fiduciary N/A      None
c/o Fiduciary             President  Since October     Management, Inc. and has been employed
  Management, Inc.        and        2001              by the Adviser in various capacities since
100 E. Wisconsin Ave.     Assistant                    December, 1982.
Milwaukee, WI 53202       Treasurer


------------
*<F12> Mr. Wilson is an interested person of the Fund because he is an officer of the Fund and the Adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund's website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                       FMI PROVIDENT TRUST STRATEGY FUND
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            PROVIDENT TRUST COMPANY
                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents
                                              ----------------------------------
past performance; past performance does not guarantee future results. The
---------------------------------------------------------------------
investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$9,650 (FY 2005) and $46,450 (FY 2004) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

$24,650 (FY2005) and $0 (FY 2004) are the aggregate fees billed in the last two fiscal years for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in the audit fees. The audit-related fees reported above consisted of fees for services related to fund mergers.

(c)    Tax Fees

$37,700 (FY 2005) and $22,550 (FY 2004) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax return preparation. The tax fees reported above for fiscal 2005 consisted principally of fees for services provided to assist the registrant in obtaining a private letter ruling and for services associated with fund mergers. The tax fees reported above for fiscal 2004 consisted principally of fees for services related to the preparation of annual tax returns and services related to tax advice and tax consultation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g)  See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
----------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Mutual Funds, Inc. are periodically evaluated. As of July 29, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Mutual Funds, Inc. are periodically evaluated. There were no changes to FMI Mutual Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12. EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By  /s/Ted D. Kellner
         -----------------
         Ted D. Kellner, Principal Executive Officer

     Date    August 10, 2005
           ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By  /s/Ted D. Kellner
         -----------------
         Ted D. Kellner, Principal Financial Officer

     Date    August 10, 2005
           ------------------